Commitments and contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Flight equipment on order
As of June 30, 2025, we had commitments to purchase 272 new aircraft scheduled for delivery through 2030. These commitments are primarily based upon purchase agreements with Boeing, Airbus and Embraer S.A. (“Embraer”). These agreements establish the pricing formulas (including adjustments for certain contractual escalation provisions) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft types ultimately acquired. As of June 30, 2025, we also had commitments to purchase 46 engines for delivery through 2027 and 17 new helicopters for delivery through 2026.
26. Commitments and contingencies (Continued)
Prepayments on flight equipment include prepayments of our forward order flight equipment and other balances held by the flight equipment manufacturers. Movements in prepayments on flight equipment during the six months ended June 30, 2025 and 2024 were as follows:

	Six Months Ended June 30,
	2025	2024
Prepayments on flight equipment at beginning of period	$3,460,296	$3,576,187
Prepayments and additions during the period, net	1,211,364	1,015,971
Interest paid and capitalized during the period	73,121	60,921
Prepayments and capitalized interest applied to the purchase of flight equipment	(434,101)	(853,907)
Prepayments on flight equipment at end of period	$4,310,680	$3,799,172
Legal proceedings
General
In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operations of our business. The Company regularly reviews the possible outcome of such legal actions, and accrues for such legal actions at the time a loss is probable and the amount of the loss can be estimated. In addition, the Company also reviews indemnities and insurance coverage, where applicable. Based on information currently available, we believe the potential outcome of those cases where we are able to estimate reasonably possible losses, and our estimate of the reasonably possible losses exceeding amounts already recognized, on an aggregated basis, is immaterial to our Condensed Consolidated Financial Statements.
Contingent and possessed insurance policy litigation and operator insurance and reinsurance policies litigation
On June 9, 2022, AerCap Ireland Limited (“AerCap Ireland”) (as representative claimant on its own behalf and on behalf of all other insureds under its C&P Policy) commenced a claim in the Commercial Court in London, England against the insurers under its C&P Policy in respect of aircraft and spare engines owned by AerCap Ireland and its affiliates (including spare engines owned and managed by a related party) and three managed aircraft, all formerly leased to Russian airlines at the time of Russia’s invasion of Ukraine. On June 11, 2025, the Commercial Court awarded AerCap Ireland approximately $1.0 billion under the Aviation “War and Allied Perils” Coverage section of its C&P Policy in respect of this claim. As a result of this judgment, for the three months ended June 30, 2025, we recognized recoveries related to the Ukraine Conflict of $973 million. All questions of interest on the judgment amount and costs have been adjourned to a “consequentials” hearing to be fixed in September 2025. On June 27, 2025, the “War Risks” insurers of the C&P Policy filed applications with the London Commercial Court seeking permission to appeal the June 11, 2025 decision. AerCap Ireland is challenging those applications. We await a ruling on whether an appeal will be allowed to proceed and, if so, on what grounds.
26. Commitments and contingencies (Continued)
In parallel with the C&P Policy claim, in 2023 and 2024 AerCap Ireland and certain affiliates of AerCap Ireland commenced claims in the Commercial Court in London, England against various Russian insurers under the Russian airlines’ insurance policies (the “Operator Insurance Policies”) and against various reinsurers under reinsurance policies of the Russian airlines’ insurance policies (the “Operator Reinsurance Policies”) in respect of the aircraft and engines formerly leased to Russian airlines at the time of Russia’s invasion of Ukraine (the “Operator Reinsurance Proceedings”). In March 2024, the Commercial Court in London rejected the challenge to its jurisdiction brought by certain reinsurers in respect of the claims under the Operator Reinsurance Policies. As of June 30, 2025, the claims of AerCap Ireland and its affiliates in the Operator Reinsurance Proceedings were for an aggregate amount of approximately $1.5 billion plus interest principally against the “War Risks” reinsurers under the Operator Reinsurance Policies, before allowances are made for any potential reductions arising from the June 11, 2025 judgment in the C&P Policy claim, the available limits under the respective Operator Reinsurance Policies and any sums to which the relevant insurers under the C&P Policy may be entitled pursuant to subrogated or other rights. The Operator Reinsurance Proceedings are currently scheduled for a trial starting in October 2026. Insurance settlement discussions remain ongoing with respect to several of our claims under the Operator Reinsurance Proceedings. However, it is uncertain whether any of these discussions will result in any insurance settlement or receipt of insurance settlement proceeds and, if so, in what amount. In particular, it remains uncertain whether the necessary approvals and funding to complete any such further insurance settlements can be obtained.
We intend to continue to vigorously pursue our claims under the Operator Reinsurance Proceedings. However, the collection, timing and amount of any potential recoveries are uncertain and we have not recognized any claim receivables as of June 30, 2025, in respect of these Operator Reinsurance Proceedings.
VASP litigation
We are party to a group of related cases arising from the leasing of 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. Following VASP’s defaults on its lease obligations in 1992, we repossessed our aircraft and engines. VASP challenged this and, in 1996, the Appellate Court of the State of São Paulo (“TJSP”) ruled that the aircraft and engines should be returned or that VASP could recover proven damages arising from the repossession. Since then, we have defended this case in the Brazilian courts through various motions and appeals. In 2017, a Brazilian court decided that VASP had suffered no damages as a result of the contested repossession of our equipment. VASP’s subsequent appeals have been denied to date. A further appeal by VASP remains pending. We believe, however, and we have been advised, that it is not probable that VASP will ultimately be able to recover damages from us even if VASP prevailed on the issue of liability. The outcome of the legal process is, however, uncertain. The ultimate amount of damages, if any, payable to VASP cannot reasonably be estimated at this time. We continue to actively pursue all courses of action that may reasonably be available to us and intend to defend our position vigorously.